UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36435 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

(732) 980-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2020, Enzon Pharmaceuticals, Inc. (the “Company”) entered into a non-exclusive Investment Agreement with Icahn Capital LP in connection with the rights offering contemplated by the Company’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on September 1, 2020 (the “Rights Offering”). Icahn Capital LP, together with its affiliates, owns approximately 15% of the Company’s outstanding shares of common stock and is one of the Company’s largest stockholders.

Subject to the terms and conditions of the Investment Agreement, Icahn Capital LP has agreed to subscribe for its pro-rata share of the Rights Offering and to purchase all units that remain unsubscribed for at the expiration of the Rights Offering to the extent that other holders elect not to exercise all of their respective subscription rights. No fees will be paid by the Company to Icahn Capital LP in consideration of such investment commitment. In connection with the execution of the Investment Agreement, the parties have agreed to terminate the Standstill Agreement, dated December 18, 2016, by and between the Company, Icahn Capital LP and the other affiliated parties identified therein, so that it shall be of no further force or effect; and waive the applicability of Section 203 of the Delaware General Corporation Law of the State of Delaware to Icahn Capital LP and its affiliates. In addition, the Company has agreed to use its best efforts to register for resale all of the shares of the Company’s common stock then held by Icahn Capital LP and its affiliates following the closing of the Rights Offering.

The closing of the transactions contemplated by the Investment Agreement is subject to the satisfaction or waiver of customary closing conditions including, among others, the effectiveness of the Registration Statement on Form S-1 related to the Rights Offering and the closing of the Rights Offering.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Investment Agreement, dated as of September 1, 2020, by and between Enzon Pharmaceuticals, Inc. and Icahn Capital LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: September 1, 2020
	By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: Chief Executive Officer and Secretary